[LOGO]
FOR IMMEDIATE RELEASE

FOR FURTHER INFORMATION:
------------------------
Zweig Funds Shareholder Services
   (800) 272-2700
Patricia Baronowski
The Altman Group
   (212) 400-2604

                       THE ZWEIG TOTAL RETURN FUND, INC.
                      ----------------------------------
                             DECLARES DISTRIBUTION
                             ---------------------

   (New York, Thursday, July 01, 2010) -- The Zweig Total Return Fund, Inc. (NYSE: ZTR), announced that its current monthly distribution will be $0.031 per share, payable on July 19, 2010, to shareholders of record on July 12, 2010 (ex-date July 08, 2010).

   The distribution represents a cash yield of 10% on an annualized basis. Distributions may represent earnings from net investment income, capital gains, excess gains taxable as ordinary income or, if necessary, return of capital. The tax status of the Fund's distributions is determined at the end of the taxable year.

   The Zweig Total Return Fund, Inc. is a closed-end fund with an investment objective to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact shareholder services at 800.272.2700 or visit us on the web at www.virtus.com.

                                     # # #

[LOGO]

FOR IMMEDIATE RELEASE

FOR FURTHER INFORMATION:
------------------------
Zweig Funds Shareholder Services
   (800) 272-2700
Patricia Baronowski
The Altman Group
   (212) 400-2604

                       THE ZWEIG TOTAL RETURN FUND, INC.
                      ----------------------------------
                             DECLARES DISTRIBUTION
                             ---------------------

   (New York, Monday, August 2, 2010) -- The Zweig Total Return Fund, Inc. (NYSE: ZTR), announced that its current monthly distribution will be $0.032 per share, payable on August 19, 2010 to shareholders of record on August 12, 2010 (ex-date August 10, 2010).

   The distribution represents a cash yield of 10% on an annualized basis. Distributions may represent earnings from net investment income, capital gains, excess gains taxable as ordinary income or, if necessary, return of capital. The tax status of the Fund's distributions is determined at the end of the taxable year.

   The Zweig Total Return Fund, Inc. is a closed-end fund with an investment objective to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact shareholder services at 800.272.2700 or visit us on the web at www.virtus.com.

                                     # # #

[LOGO]

FOR IMMEDIATE RELEASE

FOR FURTHER INFORMATION:
------------------------
Zweig Funds Shareholder Services
   (800) 272-2700
Patricia Baronowski
The Altman Group
   (212) 400-2604

                       THE ZWEIG TOTAL RETURN FUND, INC.
                      ----------------------------------
                             DECLARES DISTRIBUTION
                             ---------------------

   (New York, Wednesday, September 01, 2010) -- The Zweig Total Return Fund, Inc. (NYSE: ZTR), announced that its current monthly distribution will be $0.032 per share, payable on September 20, 2010, to shareholders of record on September 13, 2010 (ex-date September 09, 2010).

   The distribution represents a cash yield of 10% on an annualized basis. Distributions may represent earnings from net investment income, capital gains, excess gains taxable as ordinary income or, if necessary, return of capital. The tax status of the Fund's distributions is determined at the end of the taxable year.

   The Zweig Total Return Fund, Inc. is a closed-end fund with an investment objective to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact shareholder services at 800.272.2700 or visit us on the web at www.virtus.com.

                                     # # #

[LOGO]

FOR IMMEDIATE RELEASE

FOR FURTHER INFORMATION:
------------------------
Zweig Funds Shareholder Services
   (800) 272-2700
Patricia Baronowski
The Altman Group
   (212) 400-2604

                       THE ZWEIG TOTAL RETURN FUND, INC.
                      ----------------------------------
                             DECLARES DISTRIBUTION
                             ---------------------

   (New York, Friday, October 01, 2010) -- The Zweig Total Return Fund, Inc. (NYSE: ZTR), announced that its current monthly distribution will be $0.033 per share, payable on October 18, 2010, to shareholders of record on October 11, 2010 (ex-date October 06, 2010).

   The distribution represents a cash yield of 10% on an annualized basis. Distributions may represent earnings from net investment income, capital gains, excess gains taxable as ordinary income or, if necessary, return of capital. The tax status of the Fund's distributions is determined at the end of the taxable year.

   The Zweig Total Return Fund, Inc. is a closed-end fund with an investment objective to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact shareholder services at 800.272.2700 or visit us on the web at www.virtus.com.

                                     # # #

[LOGO]

FOR IMMEDIATE RELEASE

FOR FURTHER INFORMATION:
------------------------
Zweig Funds Shareholder Services
   (800) 272-2700
Patricia Baronowski
The Altman Group
   (212) 400-2604

                       THE ZWEIG TOTAL RETURN FUND, INC.
                      ----------------------------------
                             DECLARES DISTRIBUTION
                             ---------------------

   (New York, Monday, November 01, 2010) -- The Zweig Total Return Fund, Inc. (NYSE: ZTR), announced that its current monthly distribution will be $0.033 per share, payable on November 18, 2010, to shareholders of record on November 11, 2010 (ex-date November 08, 2010).

   The distribution represents a cash yield of 10% on an annualized basis. Distributions may represent earnings from net investment income, capital gains, excess gains taxable as ordinary income or, if necessary, return of capital. The tax status of the Fund's distributions is determined at the end of the taxable year.

   The Zweig Total Return Fund, Inc. is a closed-end fund with an investment objective to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact shareholder services at 800.272.2700 or visit us on the web at www.virtus.com.

                                     # # #

[LOGO]

FOR IMMEDIATE RELEASE

FOR FURTHER INFORMATION:
------------------------
Zweig Funds Shareholder Services
   (800) 272-2700
Patricia Baronowski
The Altman Group
   (212) 400-2604

                       THE ZWEIG TOTAL RETURN FUND, INC.
                      ----------------------------------
                             DECLARES DISTRIBUTION
                             ---------------------

   (New York, Wednesday, December 01, 2010) -- The Zweig Total Return Fund, Inc. (NYSE: ZTR), announced that its current monthly distribution will be $0.033 per share, payable on December 20, 2010, to shareholders of record on December 13, 2010 (ex-date December 09, 2010).

   The distribution represents a cash yield of 10% on an annualized basis. Distributions may represent earnings from net investment income, capital gains, excess gains taxable as ordinary income or, if necessary, return of capital. The tax status of the Fund's distributions is determined at the end of the taxable year.

   The Zweig Total Return Fund, Inc. is a closed-end fund with an investment objective to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact shareholder services at 800.272.2700 or visit us on the web at www.virtus.com.

                                     # # #

[LOGO]

FOR IMMEDIATE RELEASE

FOR FURTHER INFORMATION:
------------------------
Zweig Funds Shareholder Services
   (800) 272-2700
Patricia Baronowski
The Altman Group
   (212) 400-2604

                       THE ZWEIG TOTAL RETURN FUND, INC.
                      ----------------------------------
                   AUTHORIZES DECLARATION OF A DISTRIBUTION
                   ----------------------------------------

   (New York, Monday, December 20, 2010) -- The Zweig Total Return Fund, Inc. (NYSE, ZTR), announced that its board of directors declared a distribution payable on January 10, 2011 to stockholders of record on December 31, 2010 (ex date: January 4, 2011).

   The Zweig Total Return Fund intends to distribute the greater of 0.83% of its net asset value on December 31, 2010 or all available net investment income and net short and long term capital gains, in accordance with requirements under the Internal Revenue Code. The amount of the distribution will be announced on January 3, 2011.

   The Zweig Total Return Fund, Inc. is a closed-end fund with an investment objective to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact shareholder services at 800.272.2700 or visit us on the web at www.virtus.com.

                                     # # #